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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                August 16, 2000
                Date of Report (Date of earliest event reported)


                             Starbucks Corporation
             (Exact name of registrant as specified in its charter)


        Washington                  0-20322                     91-1325671
(State or other jurisdiction      (Commission                (I.R.S. Employer
    of incorporation)             File Number)              Identification No.)


                             2401 Utah Avenue South
                            Seattle, Washington 98134
         (Address of principal executive offices, including zip code)

                                 (206) 447-1575
              (Registrants' telephone number, including area code)



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ITEM 5.  Other Events.

On August 16, 2000, Starbucks Corporation (the "Company") announced a $20.6 million pre-tax non-cash charge to earnings to write down 100 percent of the carrying value of its equity investment in Living.com. This write-down was made as a result of the recent announcement that Living.com intends to file for Chapter 7 bankruptcy.

The exhibit listed below is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.     TITLE
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
   99.1         Press Release, dated as of August 16, 2000, of the Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STARBUCKS CORPORATION

Dated:  August 16, 2000              By:/S/ Michael Casey
                                            --------------------------------
                                            Michael Casey
                                            executive vice president,
                                            chief financial officer
                                            and chief administrative officer



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